UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  November  3,  2003

                             STARBERRYS CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

     0-25541                                             91-1948357
     -------                                             ----------
(Commission  File  Number)                    (IRS  Employer Identification No.)

1100  MELVILLE  STREET,  SUITE  320
VANCOUVER,  BRITISH  COLUMBIA,  CANADA,                        V6E  4A6
---------------------------------------                        --------
(Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-688-3931, EXT. 1

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable


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ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  OTHER  EVENTS

Not  Applicable

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Effective November 3, 2003, Mr Ken Tolmie resigned as Chief Financial Officer and Secretary of the Registrant.

The Registrant's Board of Directors approved the appointment of Mrs. Mary Hethey as Chief Financial Officer, Chief Accounting Officer and Secretary Treasurer effective November 3, 2003.

The  biographical  information  of  the  new  officer  is  as  follows:

Mrs. Mary Hethey graduated with a B.A. in Honours Economics from the University of Toronto in 1973. She moved to Vancouver to article with Clarkson Gordon Chartered Accountants, and transferred to Collins Barrow, where she performed both audits and non-audit engagements. In 1979 she obtained her Chartered Accountant designation. Since 1985, Mrs. Hethey has been a senior executive with various public companies listed on both Canadian and US stock exchanges.

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable

EXHIBITS

Not  Applicable



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STARBERRYS  CORPORATION
                                   -----------------------
                                        (Registrant)

Date:  November  3,  2003                    /s/  "Ronald  P.  Erickson"
                                             ---------------------------
                                                 Ronald  P.  Erickson,
                                       President  and  Chief  Executive  Officer


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